Exhibit 10.2
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.
Quality Agreement
Commercial Product
Between
Avanir Pharmaceuticals, Inc.
a corporation existing under the laws of Delaware,
(hereinafter referred to as the “Client”)
-and-
Patheon Inc.,
a corporation existing under the laws of Ontario,
Specific sites covered by this Agreement:
[***]
(hereinafter referred to as “Patheon”)
Effective Date: January 19, 2010

               WHEREAS Patheon and Avanir have entered into a manufacturing services agreement dated January 4, 2006, as amended (the “MSA”), to which this Quality Agreement will form part of, wherein Patheon agrees to provide pharmaceutical manufacturing services in respect of certain Products (as described in Schedule A hereto);
               AND WHEREAS pursuant to the MSA, Avanir is required to provide the Specifications to Patheon in order for Patheon to provide Manufacturing Services;
               AND WHEREAS pursuant to the MSA, Patheon is required to perform the Manufacturing Services in accordance with the Specifications as provided;
               AND WHEREAS the parties desire to allocate the responsibility for procedures and specifications impacting on the identity, strength, quality and purity of the Products;
               NOW THEREORE in consideration of the rights conferred and the obligations assumed under the MSA and herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:
SECTION I: RESPONSIBILITIES
1.1 Subject to the terms and conditions hereinafter set out the parties agree that Patheon shall be responsible for all the operations that are marked with “X” in the column titled “Patheon” and that Avanir shall be responsible for all the operations that are marked with “X” in the column titled “Avanir.” If marked with “(X)”, cooperation is required from the designated party.

(a)	General

		Avanir	Patheon
1.	Provide Specifications	X

2.	Manufacture and package Product in strict adherence to the Specifications.		X

3.	Permit audits of all relevant premises, procedures and documentation by Avanir, and permit inspection by regulatory authorities.		X

4.	Patheon may arrange for subcontractors to perform specific testing services for Products and Components; provided that (1) all such subcontractors will be duly qualified by Patheon under GMP and applicable Laws to perform such testing; (2) Patheon will at all times remain fully responsible to Avanir for the performance of all obligations pursuant to the MSA related to such subcontracted testing services; and (3) no subcontractors will be utilized to perform release testing of the Product.		X

5.	Provide copies of all information and correspondence regarding Annual Product Reviews when requested by Avanir.		X

6.	Notify and obtain approval from Avanir prior to implementation of any proposed changes to the process, materials, testing, equipment or premises that may affect the Product, such Avanir approval not to be unreasonably withheld.		X

7.	Notify Avanir within [***] of receipt of any Form 483’s, warning letters or the like from applicable regulatory agencies relating to: (i) the Product, or (ii) if the supply of Products will be affected, the facilities used to produce, test or package the Product. Responses related to the product shall be reviewed and approved by Avanir prior to submission to the applicable regulatory agency, provided that Patheon reserves the right to respond to such regulatory agencies without approval, if, in the reasonable opinion of Patheon’s counsel, it is required to do so.		X

8.	Notify Avanir within [***] of any regulatory authority requests for Product samples, Batch documentation, or other information related to the Product.		X

9.	Conduct operations in compliance with applicable environmental, occupational health and safety laws and cGMP regulations.		X

10.	Investigate and resolve all medical and non-medical Product complaints.	X	(X)

11.	Investigate all manufacturing type Product complaints.	X	X

12.	Initiate and control a Product recall.	X	(X)

13.	Liaise with Regulatory Authorities for approval, maintenance and updating of marketing approval in a timely manner.	X	(X)

(b)	Validation and Process Testing Activities

		Avanir	Patheon
1.	Establish applicable master validation plans and maintain a validation program for the Product.	X	X

2.	Qualify (IQ/OQ) facilities, utilities and process equipment.		X

3.	Calibrate instrumentation and qualify computer systems used in the manufacture and testing of the Product.		X

4.	Prepare and approve all performance qualification and process validation protocols and reports, for manufacturing, packaging, and analytical testing operations.	(X)	X

5.	Review and approve master validation plan, performance qualification and process validation protocols and reports for the Product.	X	X

6.	Maintain an appropriate cleaning and cleaning validation program.		X

7.	Provide toxicological information to be used in the development of a cleaning program.	X

8.	Validate analytical test methods for finished Product.	(X)	X
(c)	Raw Materials

		Avanir	Patheon
1.	Provide the master formula.	X

2.	Provide approved supplier list. Avanir to audit and approve Component and Active Material supplies and ensure cGMP compliance where Avanir stipulates the supplier. Avanir stipulated supplier shall be included on Avanir’s approved supplier list (attached hereto as Schedule D). Patheon to audit and approve Component and Active Material suppliers and ensure cGMP compliance as per Patheon SOP where Patheon stipulates the supplier. Patheon stipulated supplier shall be included on Patheon’s approved supplier list (Schedule C). Avanir to audit and approve, in its sole discretion, all Patheon stipulated suppliers.	X	X

3.	Qualify and approve Active Materials supplier(s).	X	(X)

4.	Provide Active Materials specifications (including Certificates of Analysis).	X

5.	Procure Active Materials (including Certificates of Analysis).	X

6.	Provide test methods for Active Materials (if non-Compendial).	X	X

		Avanir	Patheon
7.	Validate non-Compendial testing methods for Active Materials.	X	X

8.	Analyze and release Active Materials (including documentation and Certificates of Analysis).	(X)	X

9.	Retain reference sample of Active Material for [***] past the expiration date of the last Batch of Product manufactured with that material in the Product or such longer period required by law.		X

10.	Procure inactive ingredients (including Certificates of Analysis).		X

11.	Provide test methods and method validation for inactive ingredients (if non-Compendial).	X	(X)

12.	Analyze and release inactive ingredients (including documentation and Certificates of Analyses).		X

13.	Retain reference samples of inactive ingredients for [***] past the expiration date of the last Batch manufactured with that material in the Product or such longer period as required by law.		X

14.	Provide to Avanir, at Avanir’s request, by means of aBSE/TSE or melamine certificate of compliance from the raw material vendor, confirmation of any bovine, caprine, or ovine derived raw materials purchased by Patheon for the manufacture of Products.		X
(d)	Bulk Manufacture

		Avanir	Patheon
1.	Create, control, issue and execute master batch record.		X

2.	Approve master batch record.	X	X

3.	Document, investigate and resolve deviations from approved manufacturing instructions or Specifications. Report and obtain approval from Avanir representative regarding Quality Deviation Report (“DR”) type deviations (incidents where there is a potential to affect Product quality). Provide copies of all DR’s to Avanir as part of the executed master batch record.		X
(e)	Bulk Packaging

		Avanir	Patheon
1.	Create, control, issue and execute master batch record.		X

2.	Approve master packaging batch record.	X	X

3.	Provide specifications for packaging components.	X	X

4.	Qualify and approve packaging component suppliers. Patheon to audit and approve packaging component suppliers and ensure cGMP compliance as per Patheon SOP where Patheon stipulates the supplier.	(X)	X

		Avanir	Patheon
Patheon stipulated supplier shall be included on its approved supplier list (Schedule C). Avanir to audit and approve, in its sole discretion, all Patheon stipulated suppliers

5.	Provide test methods and method validation for packaging components. Where applicable, Patheon will provide such test methods and validation for packaging components purchased from suppliers on the Patheon approved supplier list only (Schedule C).	(X)	X

6.	Procure packaging components.		X

7.	Analyze and release packaging components.		X

8.	Retain reference samples of bulk Product for [***] past Product expiry or such longer period as required by law.	(X)	X

9.	Document, investigate and resolve any deviation from approved packaging instructions or specifications. Report and obtain approval from Avanir representative regarding DR type deviations. Provide copies of all DRs to Avanir as part of the executed master batch packaging record.	(X)	X
(f)	Testing & Release of Finished Product

		Avanir	Patheon
1.	Provide finished Product specifications.	X

2.	Supply/develop analytical test methods for finished Product.	X	X

3.	Test finished Product.		X

4.	Maintain all Batch records for a minimum of [***] past Product expiry date and supply all such records to Avanir upon request.		X

5.	Maintain records and evidence on the testing of raw materials and packaging/labelling materials for [***] after the materials were last used in the manufacture or packaging/labelling of the Product.		X

6.	Notify Avanir representative of confirmed out-of-Specification results (“OOS”) within [***]; Patheon to generate DR and obtain approval of the DR from Avanir representative.	(X)	X

7	Retain reference samples of finished Product for two years past Product expiry or such longer period as required by law.	(X)	X
(g)	Stability Testing (if required)

		Avanir	Patheon
1.	Store stability samples.		X

2.	Develop and validate stability indicating assay.	(X)	X

		Avanir	Patheon
3.	Provide stability testing protocol for finished Product.	X	(X)

4.	Perform stability testing.		X

5.	Notify Avanir of any stability failure for Product supplied to Avanir within one business day.		X
ARTICLE 2: COMPLIANCE BETWEEN PRODUCT REGISTRATION AND THE MANUFACTURING PROCESS
2.1 Technical Changes
(a)	All proposed process changes shall be communicated to Avanir for initial review and approval, such Avanir approval not to be unreasonably withheld. Avanir shall be responsible for determining whether or not to initiate registration variation procedures and for maintaining adequate control over the quality commitments of the marketing authorization made to the regulatory authorities by Avanir for Products.

(b)	Following validation of a process change, Patheon shall deliver a copy of the related validation report to Avanir and the associated stability data, if applicable, as it becomes available.
2.2 Labeling / Packaging Material Changes
Avanir may initiate changes and shall review and approve all Patheon-proposed changes to labeling or packaging, including a change in the supplier of any labeling or packaging materials before any such change may be implemented.
2.3 Other Changes
Patheon will not make any changes in storage, shipping, facilities or equipment that affect the Product, or process or procedure used to manufacture the Product, without first obtaining written approval from Avanir (such approval not to be unreasonably withheld).
2.4 Permits
Avanir shall be solely responsible for obtaining and maintaining, on a timely basis, any permits or other regulatory approvals in respect of the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

SECTION 3: GENERAL
3.1	Any communications about the subject matter of this Agreement will be directed, in the first instance, to the person(s) identified in Appendix B.

3.2	Capitalized terms not otherwise defined herein will have the meaning specified in the MSA.

3.3	If any provision of this Agreement should be or found invalid, or unenforceable by law, the rest of the Agreement will remain valid and binding and the parties will negotiate a valid provision which meets as close as possible the objective of the invalid provision.

3.4	If this Agreement requires modification such that either party affected cannot be reasonably expected to continue to perform under this Agreement, then the parties will negotiate and revise the Agreement accordingly

3.5	Any amendment of this Agreement will be made in writing and signed by both parties.

3.6	This Agreement will start on the Effective Date that is set forth on the cover page of this Agreement and will remain valid until all Quality obligations under all applicable MSA’s have been fulfilled.

SECTION 4: DESCRIPTION OF RESPONSIBILITIES
4.1 Quality Management
4.1.1	GMP, Health and Safety Compliance

Patheon will conduct operations in compliance with applicable environmental, occupational health and safety laws, and cGMP regulations.

4.1.2	Client Audit Rights

Patheon will permit audits on reasonable prior written notice, of all relevant premises, procedures and documentation by the Client; to the extent such audits are related to Client’s Product. Client audits are limited to [***] per [***] unless for cause.

4.1.3	Subcontracting

Patheon will not subcontract tasks to a third party without Client’s consent. Patheon may subcontract raw material testing to other Patheon facilities and to other qualified third party laboratories.

4.1.4	Self-Inspection

Patheon will perform self-inspections of its premises, facilities, and processes used to manufacture, package, test, and store the Client’s starting, intermediate, and/or finished products in accordance with Patheon’s written standard operating procedures (“SOP’s”) to ensure compliance with cGMP and this Quality Agreement.
4.2 Regulatory Requirements
4.2.1	Permits

The Client will be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals for the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

Patheon will obtain and maintain the appropriate manufacturing license(s) to allow for the Manufacturing services.

4.2.2	Regulatory Filing / Registration Change Control

The Client will determine whether changes to the Product or related to the Product will impact a regulatory filing and will apply for and receive approval for any required manufacturing amendment, change or addition to their Product marketing authorization. Upon request, Patheon will provide assistance in the preparation and review of pertinent sections of new or supplemental regulatory applications before filing. The Client will provide Patheon copy of sections of product registration/regulatory submissions that are relevant to the manufacture of the Product. The Client is responsible for all communications with Regulatory Authorities as well as for the approval, maintenance, and updating of marketing approval in a timely manner.

4.2.3	Regulatory Compliance

Patheon will ensure that Product(s) are manufactured and tested in strict compliance with current US Federal and EC regulatory and statutory requirements relating to Good Manufacturing Practices (GMP) (US 21 CFR parts 210 and 211 for the manufacture of finished medicinal product) as applicable, regulatory approvals and local laws and regulations applicable at the site(s) of manufacture and/or testing.

4.2.4	Government Agency Inspections, Communication and Requisitions

Patheon will permit all relevant inspections by regulatory authorities of premises, procedures, and documentation.

Patheon will notify the Client within [***] of receipt of any notice of inspection from a regulatory authority and within [***] of any regulatory authority request for Product samples, batch documentation, or other information related to the Product.

Patheon will notify the Client within [***] of receipt of any Form 483’s warning letter or the like from any regulatory agency that relates to the Product; or if the supply of Product will be affected, or if the facilities used to produce, test or package the Product will be affected.

The responses from Patheon related to the Product will be reviewed and approved by the Client prior to submission to the regulatory agency. Notwithstanding, Patheon reserves the right to respond to the regulatory agency without approval, if, in the reasonable opinion of Patheon’s Legal counsel, it is required to do so.
4.3 Material Control
4.3.1	Test Methods and Specifications

The Client will give Patheon a copy of the Specifications and test methods used if the Client issues raw material Specifications.

4.3.2	Material Destruction

Patheon has the right to either return to the Client or dispose of any outdated or rejected material. If the material is disposed of, disposal will be consistent with the nature of the material and sent to a permitted waste disposal facility. Prior to such disposal:

(i.)	Patheon will send notice to the Client about Patheon’s intent to dispose of the material. If no direction is received from the Client, Patheon will dispose of the material no sooner than [***] after the date of the notice.

(ii.)	The materials will be disposed and destroyed in compliance with local environmental regulations and performed in a secure and legal manner that prevents unauthorized use or diversion.
Patheon will maintain destruction records in accordance with Patheon SOP’s.
4.3.3 Vendor Audit Responsibility
4.3.3.1 Excipient and API Vendors:
(i.)	If the Client stipulates an excipient or API vendor, the Client will audit and approve the manufacturers and ensure cGMP compliance in accordance with Section 4.3.4 of this Agreement. The Client stipulated vendor(s) will be included on the Client’s approved vendor list (attached hereto as Appendix D).

(ii.)	If Patheon stipulates the excipient vendor, Patheon will audit and approve the manufacturers and ensure cGMP compliance in accordance with Patheon’s SOP. The Patheon stipulated vendor(s) will be included on Patheon’s approved vendor list (attached hereto as Appendix C).
4.3.3.2 Packaging Component Vendors::
(i.)	If the Client stipulates a packaging component vendor, the Client will audit and approve the manufacturer and ensure cGMP compliance. The Client stipulated vendor(s) will be included on the approved vendor list (attached hereto as Appendix D).

(ii.)	If Patheon stipulates the packaging component vendor, Patheon will audit and approve the manufacturer and ensure cGMP compliance in accordance with Patheon’s SOP. The Patheon stipulated vendor(s) will be included on the approved supplier list (Appendix C).
4.3.4	Client Furnished Materials

The Client is responsible for vendor qualification of Client furnished materials and for providing a certificate of compliance confirming the following:
(i)	That the materials are compliant with the provisions outlined in the “Note for Guidance on minimizing the risk of transmitting spongiform encephalopathy agents via human and veterinary medicinal products” (EMEA/410/01, Rev.2 or update) and

(ii)	A residual solvent certificate confirming that there is no potential for specific toxic solvents listed in the EP / USP / ICH residual solvents Class I, Class II or Class III to be present and the material, if tested, will comply with established EP / USP / ICH requirements. If any of the solvents listed in the EP / USP / ICH residual solvents Class I, Class II or Class III are used in the manufacture or are generated in the manufacturing process, solvents of concern will be indicated.
4.3.5	In-Coming Material Release

Prior to its use in the manufacture of any Product all material(s) will be inspected, tested and released by Patheon against the Specification approved by the Client.
4.4 Building, Facilities, Utilities and Equipment
4.4.1	General

All buildings and facilities used in the manufacturing, packaging, testing and storage of any materials and/or Product will be of suitable size, construction and location to facilitate cleaning, and will be maintained in a good state of repair. Maintenance and cleaning records will be kept in accordance with Patheon’s SOP’s.

4.4.2	Equipment, Calibration and Preventative Maintenance

All equipment used in the manufacturing, packaging, testing and stage of any materials and/or Product will be suitable for its intended use and appropriately located to allow for cleaning and maintenance. Calibration and maintenance records will be kept according to Patheon SOP’s for all critical equipment. Patheon will calibrate instrumentation and qualify computer systems used in the manufacture and testing of the Product in accordance with Patheon’s SOP’s.

4.4.3	Environmental Monitoring Program

Patheon will perform and maintain an environmental monitoring program. The collected data will be reviewed and interpreted by the responsible person within Patheon’s quality unit. Any out of limit results will be managed appropriately in accordance with Patheon SOP’s.
4.5 Production Controls
4.5.1	Master Batch Record

The Client will provide the Specifications to Patheon and Patheon will manufacture Product in accordance with the Specifications.

Patheon is responsible for preparing the master batch records for the Product, however, the Client is responsible to review and approve such master batch records prior to the manufacture of the Product.

Patheon will not make changes to master batch records except through the established Patheon change control system, and all master document revisions will be approved by the Client . Any changes made to issued batch records (prior to master revisions) must be reviewed and approved by the Client’s quality unit prior to implementation unless otherwise agreed to in writing.
4.5.2	Reprocessing and Rework

Patheon will not reprocess or rework the Product without the prior written consent from the Client.

Reprocessing is defined as the introduction of material back into the process and repeating a step, (e.g. redrying, remilling) using the same equipment and techniques of the established manufacturing process.

Rework is defined as the introduction of material to one or more processing steps that are different from the established manufacturing process.

4.5.3	Personnel Training

Patheon will provide appropriate training for all employees. Each person engaged in the manufacture, packaging, testing, storage, and shipping of the Product will have the education, training, and experience necessary, consistent with current GMP and safety training requirements.
4.6 Packaging, Labeling and Printed Materials
4.6.1	Master Batch Packaging Records

The Client will provide Patheon with the Specifications for all packaging components. Patheon will create, control, issue, and execute in accordance with the master batch packaging record and the Specifications.

Patheon will not make changes to master batch packaging records except through the established Patheon change control system, and all master document revisions will be approved by the Client. Any changes made to issued batch records (prior to Master revisions) must be reviewed and approved by the Client prior to implementation unless agreed to in writing.

4.6.2	Printed Material and Artwork

The Client will provide artwork and labelling text (blister, carton, leaflet, label etc.) Specifications to Patheon. The labelling proofs must be reviewed and approved by the Client.

4.6.3	Test Methods and Method Validation

The Client will provide test methods and method validation for packaging components to Patheon. Where applicable, Patheon will provide test methods and validation for packaging components purchased from vendors on the Patheon approved vendor list only (Appendix C).
4.7 Exception Reports (Deviations / Investigations)
4.7.1	Manufacturing Instruction Deviations

Patheon will document, investigate and resolve deviations from approved manufacturing instructions or Specifications in accordance with Patheon’s SOP’s. Patheon will report and obtain approval from the Client’s responsible person for deviation report (“DR”) type deviations where there is a potential to affect Product quality. Such Client approval will not be unreasonably withheld. Patheon will provide copies of all DR’s to the Client as part of the executed batch record.

4.7.2	Packaging Instructions Deviations

Patheon will document, investigate, and resolve any deviation from approved packaging instructions or Specifications according to Patheon SOP’s. Patheon will report and obtain approval from the Client’s responsible person for DR type deviations where there is a potential to affect Product quality. Such Client approval will not be unreasonably withheld. Patheon will provide copies of all DR’s to the Client as part of the executed batch packaging record.

4.7.3	Notification of Deviations

Patheon will notify the Client within [***] if any significant deviation occurs during manufacture of the Product, where such deviation affects the quality, efficacy or availability of the Product.
4.8 Release of Product
4.8.1	Test Methods and Specifications

The Client will provide to Patheon the finished Product Specifications and will develop and supply validated analytical test methods to Patheon for the finished Product.

4.8.2	Batch Release for Shipment

Batch review and release for shipment to the Client will be the responsibility of Patheon’s Quality Assurance department who will act in accordance with Patheon’s SOP’s.

4.8.3	Certificate of Compliance

For each batch released by Patheon for shipment to the Client, Patheon will deliver to the Client a certificate of compliance that will include a statement that the batch has been manufactured in accordance with cGMPs and the Specifications.

4.8.4	Product Release

The Client will have sole responsibility for release of the Product to the market. When Patheon qualified person (“QP”) services are employed, Patheon QP may release the Product for distribution on behalf of the Client.
4.9 Validation
4.9.1	Master Validation Plan

Patheon will establish applicable master validation plans and maintain a validation program for the Product. The Client will review and approve the master validation plan, performance qualification and process validation protocols and reports for the Product.

4.9.2	Cleaning Validation Program

The Client will provide to Patheon toxicological information to be used in the development of a cleaning program. Patheon will maintain an appropriate cleaning and cleaning validation program.

4.9.3	Analytical Method and Procedure Validation

The Client must ensure that its analytical methods and manufacturing procedures (including packaging procedures) are validated. If the methods and procedures are not validated by the Client, then Patheon may assist in validation development with the costs being borne by the Client.
4.10 change control
4.10.1	General

Patheon will notify and obtain approval from the Client before implementing any proposed changes to the process, materials, testing, equipment or premises, where such changes may directly affect the Product. This Client approval will not to be unreasonably withheld.

The Client will be responsible for determining whether or not to initiate registration variation procedures and for maintaining adequate control over the quality commitments of the marketing authorization made to the regulatory authorities by the Client for the Products.

Following validation of a process change, Patheon will deliver a copy of the related validation report to the Client and the associated stability data, if applicable, as it becomes available.
4.11 Documentation
4.11.1	Record Retention

Patheon will maintain all batch records for a minimum of [***] past Product expiry date and supply all these records to the Client upon request.

Patheon will maintain records and evidence on the testing of raw materials and packaging/labeling materials for [***] after the materials were last used in the manufacture or packaging/labeling of the Product.

At the end of the above noted retention period, the Client will be contacted concerning the future storage or destruction of the documents.

4.11.2	Batch Document Requisition

At the request of the Client, Patheon will provide a copy of any of the executed batch documents relating to Products to the Client within [***] of such request.
4.12 Laboratory Controls
4.12.1	Specifications and Test Methods

Patheon will test and approve starting material, intermediate, and the finished Product in accordance with the approved Specifications, analytical methods, and Patheon’s SOP’s.

The Client will provide to Patheon the Active Material Specifications including a certificate of analysis

The Client will provide to Patheon test methods for Active Material and excipients (if non-compendial). The Client is responsible for validating non-compendial testing methods. If these methods are not validated by the Client, then Patheon may assist in validation development with the costs being borne by the Client.

4.12.2	Out of Specifications (OOS) / Out of Trend (OOT)

Patheon will notify Client of confirmed out-of-Specification (“OOS”) or out-of-trend (“OOT”) results within [***]. Patheon will generate a DR type deviation as per Patheon SOP’s and obtain approval of the DR from the Client’s responsible person within their quality unit. This Client approval will not be unreasonably withheld.

4.13 Stability
4.13.1	Sample Storage

Patheon will store stability samples as required.

4.13.2	Stability Studies and Protocol

The Client will develop and validate stability indicating assay(s) prior to process validation. If required, Patheon may assist with the cost being borne by the Client.

If applicable, Patheon will conduct stability studies in accordance with the agreed and validated stability testing analytical methods at the agreed upon testing points in accordance with the approved stability protocol.

Patheon will perform the stability testing described in a stability protocol agreed to by both Patheon and the Client. Stability data will be provided by Patheon to the Client on an ongoing basis as agreed to by both parties.

4.13.3	Stability Failures

Patheon will notify the Client of any stability failure for Product supplied to the Client. If a result indicates that a Product has failed to remain within stability Specifications, Patheon will notify the Client within [***].

4.13.4	Termination of MSA

If the MSA is terminated, Patheon will continue to provide the Client with stability data supporting the acceptability of the Product until all Product distributed by the Client has reached the end of its shelf-life.
4.14 Annual Product Review
4.14.1	General

The Client will complete the annual product review in accordance with regulatory requirements of the Product marketed authorization. Patheon will provide copies of all information and correspondence necessary to support the annual product reviews when requested by the Client.
4.15 Storage and Distribution

4.15.1	General

Patheon will ship Product in accordance with the agreed qualified transportation requirements provided by the Client to Patheon.

4.15.2	Product Storage and Shipment Changes

Patheon will communicate any proposed changes in storage or shipping to the Client for review and approval. The Client approval will not be unreasonably withheld.

4.15.3	Product Quarantine

Patheon will have a system in place for assuring that unreleased Product is not shipped unless authorized by the Client’s representative.
4.16 Product Complaints
4.16.1	Complaint Investigation

The Client will investigate and resolve all medical and non-medical Product complaints. Patheon will investigate all Patheon manufacturing and packaging type Product complaints related to the Manufacturing Services provided. The Client will retrieve complaint sample(s) and forward them to Patheon in a timely manner to facilitate a complete and comprehensive investigation.
4.17 Product Recall
4.17.1	Product Recall Notification

The Client will notify Patheon about a Product recall or other regulatory type product notification (e.g. field alert) as soon as possible, but, in any event, prior to informing the appropriate regulatory authorities. The Client will be responsible for all related recall activities.

4.17.2	Government Agency Notification

The Client will perform the Product recall and will inform the appropriate regulatory authorities. Where legislated, Patheon reserves the right to notify regulatory authorities of Product quality issues. Patheon will inform the Client prior to any notification to the regulatory authorities.
4.18 Reference and retention Samples
4.18.1	Excipient and Active Ingredient Reference Sample

Patheon will keep a reference sample of each material received by Patheon and used to manufacture the Product. The reference sample will consist of at least [***] the necessary quantity for all Quality Control tests required to determine whether the materials meet required Specifications.

The reference samples will be stored by Patheon under controlled conditions in accordance with GMP storage requirements for [***] beyond the expiration date of the last batch of the product containing the materials. The reference samples will be made available by Patheon to the Client, if requested
4.18.2	Finished Product Retention Sample

Retention samples of finished Product will be retained by Patheon for one (1) year past Product expiry or such longer period as required by law. Where applicable, the legal sample(s) of finished Product must be retained by the Client.
* * *
IN WITNESS WHEREOF, the parties have caused their duly authorized officer to execute and deliver this Quality Agreement as of the Effective Date identified on the first page:

AVANIR PHARMACEUTICALS, INC		PATHEON, INC

Name: Randall E. Kaye		Name: Brian Dale

Signature:	/s/ Randall E. Kaye	Signature:	/s/ Brian Dale

Date: January 9, 2010		Date: January 19, 2010

SECTION 5: APPENDES
•	Appendix A: Product(s)

•	Appendix B: Avanir Contacts

•	Appendix C: Patheon Approved Supplier List

•	Appendix D: Client Approved Supplier List

•	Appendix E: Patheon Approved Contract Laboratories List

APPENDIX A: PRODUCT(S)

Products (s)	Galenic Form	Dosage (Strength)
[***]	[***]	Dextromethorphan HBr/Quinidine Sulfate [***]

[***]	[***]	Dextromethorphan HBr/Quinidine Sulfate [***]

Quality Agreement QG01-05-T001-01

APPENDIX B: QUALITY CONTACTS

	Patheon	Avanir
Responsibility	Quality Assurance	General
Name	[***]
Title	[***]
Phone	[***]
Fax
E-mail	[***]
Address

Responsibility	Regulatory Affairs	Regulatory Affairs
Name	[***]	[***]
Title	[***]	[***]
Phone	[***]	[***]
Fax
E-mail	[***]	[***]
Address

Responsibility	Product Complaints	Audits
Name	[***]

Address

Responsibility	Product Release
Name	[***]
Title
Phone
Fax
E-mail
Address

Responsibility	Account Manager
Name
Title
Phone
Fax
E-mail
Address

Quality Agreement QG01-05-T001-01

APPENDIX C: PATHEON APPROVED VENDOR LIST

SAP Code	Material Description	Manufacturer
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Quality Agreement QG01-05-T001-01

APPENDIX D: CLIENT APPROVED VENDOR LIST

SAP Code	Material Description	Supplier/Manufacturer
[***]	[***]	[***]
[***]

[***]	[***]	[***]
[***]

Quality Agreement QG01-05-T001-01

APPENDIX E: PATHEON APPROVED CONTRACT LABORATORIES LIST

Contract Laboratory	Location
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Quality Agreement QG01-05-T001-01